UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Small- & Mid-Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2012

Item 1. Reports to Stockholders.

10	31	2012

ANNUAL REPORT

Oppenheimer Small- & Mid-Cap Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2500 Growth Index	Russell 2000 Growth Index	Russell MidCap Growth Index
1-Year	10.14%	3.81%	10.08%	9.70%	9.09%
5-Year	0.87	–0.32	2.04	1.41	1.55
10-Year	10.64	9.98	10.40	9.66	10.03

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

2	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 10.14% during the reporting period, outperforming the Russell 2500 Growth Index (the “Index”), which returned 10.08%. The Fund also outperformed the Russell 2000 Growth Index and the Russell MidCap Growth Index, which returned 9.70% and 9.09%, respectively, as well as its peers in the Lipper Mid-Cap Growth Funds Index, which returned 6.94%.

MARKET OVERVIEW

During the reporting period, global equity markets generally experienced gains despite sustained macroeconomic concerns. The period began during a period of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the

European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter of 2012 was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	3

higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs.

The markets generally rallied over the closing months of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets during the reporting period, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PEFORMANCE

The Fund’s performance during the period was largely supported by favorable stock selection in the information technology, health care and energy sectors, partly offset by stock performance in the industrials and consumer discretionary sectors.

The top two positive contributors to Fund performance during the period were health care stocks: Alexion Pharmaceuticals, Inc. and Catamaran Corp. Alexion is a global biopharmaceutical company that focuses on developing treatments for ultra-rare diseases. The company’s lead drug Soliris treats patients with rare, life-threatening blood disorders. In addition to growing quickly in its original indication, Soliris was approved for patients in a second indication. Alexion was one of the largest holdings in the Fund at period end. Catamaran Corp., a pharmacy benefit management (PBM) service provider, completed the acquisition of a large competitor, which we believe enhances its prospects for profitability and growth. Catamaran also reported strong quarterly financial results throughout the period.

Also contributing positively to performance this period were Equinix, Inc., TransDigm Group, Inc. and Michael Kors Holdings Ltd. Equinix provides a global platform of

4	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

data centers and internet exchanges. The company benefited from higher demand for its data center services from telecom operators, and also announced plans to expand in Brazil with the opening of a new data center. Equinix also announced plans to convert to a real estate investment trust (REIT) around 2015. TransDigm is a global designer, producer and supplier of aircraft components for use on commercial and military-aircraft. The company experienced more than 30% growth in revenue and earnings during the period driven partly by acquisitions. Michael Kors designs, distributes, and sells high-fashion apparel, footwear, and accessories for men and women. The company experienced more than 50% growth in sales and earnings during the period, helped by the continued success of the Michael Kors brand and the expansion of its retail stores.

While detractors from performance were limited this period, the most significant were consumer discretionary stock Deckers Outdoor Corp. and industrials stock Polypore International, Inc. Deckers, a manufacturer of footwear, including the UGG brand, sold off on concerns about a potential negative impact on demand from unseasonably warm weather. Polypore International, a global high technology filtration company, experienced declines largely due to weak orders from consumer electronic customers and delays in electric vehicle production. We exited our position in both of these stocks by period end.

At the end of the period, the Fund’s largest sector overweights relative to the Index were energy, consumer discretionary and information technology and the largest underweight was the industrials sector.

STRATEGY & OUTLOOK

Looking forward, we expect a challenging macroeconomic environment characterized by modest GDP growth, very low interest rates and anemic corporate profit growth. In addition, we believe the stock market will be influenced by uncertainty involving the so-called fiscal cliff, difficult economic and sovereign debt challenges in Europe as well as questions about the growth prospects of China.

Despite these formidable challenges, we are encouraged that the Small and Mid-Cap Growth segments of the market offers in our view reasonable valuations, relatively low exposure to the problems of Europe and possible mergers and acquisitions interest from large companies seeking new avenues of growth. We will continue to focus our efforts on seeking high-quality, faster growing small and mid-sized companies that we believe have the potential to generate positive returns.

Ronald J. Zibelli, Jr. Portfolio Manager

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Ulta Salon, Cosmetics & Fragrance, Inc.	2.1%
Whole Foods Market, Inc.	1.9
Catamaran Corp.	1.9
Alexion Pharmaceuticals, Inc.	1.8
TransDigm Group, Inc.	1.8
Equinix, Inc.	1.7
SBA Communications Corp., Cl. A	1.7
Affiliated Managers Group, Inc.	1.6
Panera Bread Co., Cl. A	1.6
AMETEK, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Specialty Retail	9.5%
Software	9.0
Internet Software & Services	6.4
Health Care Equipment & Supplies	4.3
Textiles, Apparel & Luxury Goods	4.0
Energy Equipment & Services	3.9
Biotechnology	3.5
Oil, Gas & Consumable Fuels	3.5
Aerospace & Defense	3.5
Chemicals	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of common stocks.

6	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	10.14%	0.87%	10.64%
Class B (OEGBX)	11/1/00	9.30%	0.07%	10.11%
Class C (OEGCX)	11/1/00	9.26%	0.10%	9.78%
Class N (OEGNX)	3/1/01	9.80%	0.61%	10.33%
Class Y (OEGYX)	11/1/00	10.64%	1.44%	11.28%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	3.81%	–0.32%	9.98%
Class B (OEGBX)	11/1/00	4.30%	–0.29%	10.11%
Class C (OEGCX)	11/1/00	8.26%	0.10%	9.78%
Class N (OEGNX)	3/1/01	8.80%	0.61%	10.33%
Class Y (OEGYX)	11/1/00	10.64%	1.44%	11.28%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares

The Fund’s performance is compared to the performance of the Russell 2500 Growth Index, the Russell 2000 Growth Index and the Russell MidCap Growth Index. The Russell 2500 Growth Index is an index of U.S. small-cap and mid-cap growth stocks. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is an index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	7

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	9

Fund Expenses    Continued

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
Class A	$1,000.00	$965.30	$7.39
Class B	1,000.00	962.30	11.11
Class C	1,000.00	961.70	11.36
Class N	1,000.00	963.30	8.92
Class Y	1,000.00	967.60	5.11

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.65	7.58
Class B	1,000.00	1,013.88	11.40
Class C	1,000.00	1,013.62	11.66
Class N	1,000.00	1,016.09	9.16
Class Y	1,000.00	1,019.96	5.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.49%
Class B	2.24
Class C	2.29
Class N	1.80
Class Y	1.03

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF INVESTMENTS    October 31, 2012

	Shares	Value
Common Stocks—95.1%
Consumer Discretionary—20.1%
Distributors—0.8%
LKQ Corp.[1]	134,050	$2,800,304
Hotels, Restaurants & Leisure—2.8%
Dunkin’ Brands Group, Inc.	82,730	2,564,630
Panera Bread Co., Cl. A1	32,180	5,426,835
Ryman Hospitality Properties[1]	37,440	1,460,534

		9,451,999
Household Durables—1.2%
Lennar Corp., Cl. A	106,680	3,997,300
Multiline Retail—1.8%
Dollar Tree, Inc.[1]	61,550	2,453,998
Nordstrom, Inc.	63,060	3,579,916

		6,033,914
Specialty Retail—9.5%
Dick’s Sporting Goods, Inc.	33,740	1,687,000
Foot Locker, Inc.	75,920	2,543,320
Genesco, Inc.[1]	41,680	2,388,264
GNC Holdings, Inc., Cl. A	68,910	2,664,750
PetSmart, Inc.	63,780	4,234,354
Sally Beauty Holdings, Inc.[1]	166,870	4,018,230
Tractor Supply Co.	55,350	5,326,884
Ulta Salon, Cosmetics & Fragrance, Inc.	78,110	7,203,304
Urban Outfitters, Inc.[1]	46,200	1,652,112

		31,718,218
Textiles, Apparel & Luxury Goods—4.0%
lululemon athletica, Inc.[1]	29,460	2,033,035
Michael Kors Holdings Ltd.[1]	90,220	4,934,132
PVH Corp.	17,640	1,940,224
Under Armour, Inc., Cl. A1	80,910	4,228,357

		13,135,748
Consumer Staples—4.0%
Food & Staples Retailing—3.0%
Fresh Market, Inc. (The)[1]	66,760	3,785,960
Whole Foods Market, Inc.	66,870	6,334,595

		10,120,555
Food Products—0.1%
WhiteWave Foods Co., Cl. A1	25,950	427,397

	Shares	Value
Personal Products—0.9%
Estee Lauder Cos., Inc. (The), Cl. A	50,690	$3,123,518
Energy—7.4%
Energy Equipment & Services—3.9%
Atwood Oceanics, Inc.[1]	89,820	4,293,396
Core Laboratories NV	14,250	1,477,155
Oceaneering International, Inc.	66,500	3,479,945
Oil States International, Inc.[1]	53,130	3,883,803

		13,134,299
Oil, Gas & Consumable Fuels—3.5%
Cabot Oil & Gas Corp., Cl. A	81,950	3,850,011
Concho Resources, Inc.[1]	53,230	4,584,168
Oasis Petroleum, Inc.[1]	113,330	3,328,502

		11,762,681
Financials—7.6%
Capital Markets—2.2%
Affiliated Managers Group, Inc.[1]	43,750	5,534,375
Raymond James Financial, Inc.	47,110	1,796,775

		7,331,150
Commercial Banks—2.1%
First Republic Bank	82,120	2,820,822
Signature Bank[1]	37,890	2,699,284
SVB Financial Group[1]	27,640	1,564,148

		7,084,254
Insurance—1.6%
Arthur J. Gallagher & Co.	47,150	1,670,996
ProAssurance Corp.	39,920	3,568,848

		5,239,844
Real Estate Investment Trusts (REITs)—0.5%
Digital Realty Trust, Inc.	27,420	1,684,411
Real Estate Management & Development—0.6%
Realogy Holdings Corp.[1]	59,540	2,116,052
Thrifts & Mortgage Finance—0.6%
Ocwen Financial Corp.[1]	53,440	2,061,181
Health Care—13.3%
Biotechnology—3.5%
Alexion Pharmaceuticals, Inc.[1]	68,170	6,161,205
Medivation, Inc.[1]	40,520	2,071,382
Onyx Pharmaceuticals, Inc.[1]	26,410	2,069,488

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	11

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Biotechnology Continued
Regeneron Pharmaceuticals, Inc.[1]	12,690	$1,805,787

		12,107,862
Health Care Equipment & Supplies—4.3%
Cooper Cos., Inc. (The)	53,690	5,153,166
Edwards Lifesciences Corp.[1]	34,890	3,029,499
IDEXX Laboratories, Inc.[1]	32,320	3,109,184
Sirona Dental Systems, Inc.[1]	58,040	3,323,370

		14,615,219
Health Care Providers & Services—2.6%
Catamaran Corp.[1]	131,988	6,224,554
DaVita, Inc.[1]	20,490	2,305,535

		8,530,089
Health Care Technology—1.0%
Cerner Corp.[1]	45,940	3,500,169
Pharmaceuticals—1.9%
Perrigo Co.	21,640	2,488,816
Watson Pharmaceuticals, Inc.[1]	47,250	4,061,137

		6,549,953
Industrials—13.9%
Aerospace & Defense—3.5%
B/E Aerospace, Inc.[1]	60,570	2,731,101
Hexcel Corp.[1]	112,400	2,872,944
TransDigm Group, Inc.	44,740	5,959,815

		11,563,860
Building Products—0.8%
Fortune Brands Home & Security, Inc.[1]	95,480	2,715,451
Commercial Services & Supplies—1.3%
Clean Harbors, Inc.[1]	36,980	2,157,783
Stericycle, Inc.[1]	25,200	2,387,952

		4,545,735
Electrical Equipment—2.8%
AMETEK, Inc.	151,762	5,395,139
Roper Industries, Inc.	37,010	4,040,382

		9,435,521
Machinery—1.9%
Nordson Corp.	29,090	1,717,183
Wabtec Corp.	58,950	4,828,005

		6,545,188
Professional Services—0.7%
IHS, Inc., Cl. A1	26,200	2,211,018
Road & Rail—1.5%
Kansas City Southern	63,890	5,140,589
Trading Companies & Distributors—1.4%
Fastenal Co.	33,150	1,481,805

	Shares	Value
Trading Companies & Distributors Continued
United Rentals, Inc.[1]	78,390	$3,187,337

		4,669,142
Information Technology—21.8%
Communications Equipment—1.1%
Aruba Networks, Inc.[1]	104,950	1,906,941
Palo Alto Networks, Inc.[1]	31,090	1,709,328

		3,616,269
Computers & Peripherals—0.2%
Fusion-io, Inc.[1]	28,310	668,116
Internet Software & Services—6.4%
CoStar Group, Inc.[1]	25,860	2,143,794
Equinix, Inc.[1]	32,000	5,773,120
IAC/InterActiveCorp	75,900	3,669,765
LinkedIn Corp., Cl. A1	37,560	4,016,291
MercadoLibre, Inc.	19,330	1,623,140
Rackspace Hosting, Inc.[1]	70,980	4,520,716

		21,746,826
IT Services—3.2%
Alliance Data Systems Corp.[1]	21,470	3,071,283
Teradata Corp.[1]	76,530	5,227,764
Vantiv, Inc., Cl. A1	108,180	2,183,072

		10,482,119
Semiconductors & Semiconductor Equipment—1.9%
Avago Technologies Ltd.	78,050	2,577,992
Mellanox Technologies Ltd., Cl. D1	27,870	2,145,154
NXP Semiconductors NV1	71,370	1,731,436

		6,454,582
Software—9.0%
Citrix Systems, Inc.[1]	35,730	2,208,471
CommVault Systems, Inc.[1]	46,980	2,934,841
Concur Technologies, Inc.[1]	62,870	4,163,880
Fortinet, Inc.[1]	130,360	2,525,073
NetSuite, Inc.[1]	59,170	3,757,887
Red Hat, Inc.[1]	58,540	2,878,412
ServiceNow, Inc.[1]	55,460	1,699,849
SolarWinds, Inc.[1]	78,430	3,967,774
Splunk, Inc.[1]	39,020	1,094,511
TIBCO Software, Inc.[1]	63,350	1,597,053
Ultimate Software Group, Inc. (The)[1]	26,450	2,680,972
Workday, Inc., Cl. A1	7,590	368,115

		29,876,838

12	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Shares	Value
Materials—4.9%
Chemicals—3.4%
Airgas, Inc.	26,270	$2,337,242
CF Industries Holdings, Inc.	19,140	3,927,337
Cytec Industries, Inc.	33,390	2,297,900
Westlake Chemical Corp.	35,360	2,689,482

		11,251,961
Construction Materials—0.8%
Eagle Materials, Inc.	51,900	2,749,143

	Shares	Value
Containers & Packaging—0.7%
Ball Corp.	57,850	$2,477,715
Telecommunication Services—1.7%
Wireless Telecommunication Services—1.7%
SBA Communications Corp., Cl. A1	86,130	5,738,842
Utilities—0.4%
Electric Utilities—0.4%
ITC Holdings Corp.	15,420	1,227,740

Total Common Stocks (Cost $250,490,875)		319,642,772

Investment Company—4.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $13,458,519)	13,458,519	13,458,519
Total Investments, at Value (Cost $263,949,394)	99.1%	333,101,291
Other Assets Net of Liabilities	0.9	2,917,388

Net Assets	100.0%	$336,018,679

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	11,078,732	148,733,874	146,354,087	13,458,519

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,458,519	$19,537

3. Rate shown is the 7-day yield as of October 31, 2012.

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	13

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $250,490,875)	$319,642,772
Affiliated companies (cost $13,458,519)	13,458,519
333,101,291
Cash	2,647,263
Receivables and other assets:
Shares of beneficial interest sold	622,726
Dividends	609,760
Other	13,993
Total assets	336,995,033
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	744,166
Transfer and shareholder servicing agent fees	80,928
Distribution and service plan fees	64,965
Shareholder communications	31,713
Trustees’ compensation	20,545
Other	34,037
Total liabilities	976,354
Net Assets	$336,018,679
Composition of Net Assets
Par value of shares of beneficial interest	$25,610
Additional paid-in capital	290,974,990
Accumulated net investment loss	(2,444,625)
Accumulated net realized loss on investments	(21,689,193)
Net unrealized appreciation on investments	69,151,897
Net Assets	$336,018,679

14	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $213,421,532 and 15,970,530 shares of beneficial interest outstanding)	$13.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.18
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,519,590 and 1,545,161 shares of beneficial interest outstanding)	$11.99
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,465,113 and 4,358,933 shares of beneficial interest outstanding)	$12.04
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,455,888 and 1,354,877 shares of beneficial interest outstanding)	$12.88
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $34,156,556 and 2,380,728 shares of beneficial interest outstanding)	$14.35

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	15

STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,859)	$1,678,289
Affiliated companies	19,537
Interest	205
Other income	12,036
Total investment income	1,710,067
Expenses
Management fees	2,488,143
Distribution and service plan fees:
Class A	421,000
Class B	172,769
Class C	474,108
Class N	82,163
Transfer and shareholder servicing agent fees:
Class A	565,596
Class B	99,912
Class C	174,415
Class N	63,938
Class Y	24,843
Shareholder communications:
Class A	58,629
Class B	10,930
Class C	15,954
Class N	3,419
Class Y	2,399
Trustees’ compensation	5,398
Administration service fees	1,500
Custodian fees and expenses	1,492
Other	66,501
Total expenses	4,733,109
Less waivers and reimbursements of expenses	(97,069)
Net expenses	4,636,040
Net Investment Loss	(2,925,973)
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	4,284,313
Net change in unrealized appreciation/depreciation on investments	21,762,273
Net Increase in Net Assets Resulting from Operations	$23,120,613

See accompanying Notes to Financial Statements.

16	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment loss	$(2,925,973)	$(2,978,028)
Net realized gain	4,284,313	6,891,190
Net change in unrealized appreciation/depreciation	21,762,273	11,579,746
Net increase in net assets resulting from operations	23,120,613	15,492,908
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	51,496,615	55,171,565
Class B	979,856	3,632,562
Class C	8,135,268	14,157,058
Class N	192,514	2,103,496
Class Y	14,781,855	11,015,187
	75,586,108	86,079,868
Net Assets
Total increase	98,706,721	101,572,776
Beginning of period	237,311,958	135,739,182
End of period (including accumulated net investment loss of $2,444,625 and $18,551, respectively)	$336,018,679	$237,311,958

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	17

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class A	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$12.13	$10.57	$8.31	$8.11	$14.55
Income (loss) from investment operations:
Net investment loss[2]	(0.11)[3]	(0.15)	(0.11)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	1.34	1.71	2.37	0.28	(4.69)
Total from investment operations	1.23	1.56	2.26	0.20	(4.80)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.64)
Net asset value, end of period	$13.36	$12.13	$10.57	$8.31	$8.11
Total Return, at Net Asset Value[4]	10.14%	14.76%	27.20%	2.47%	(36.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,421	$147,699	$83,169	$61,367	$63,679
Average net assets (in thousands)	$174,851	$132,902	$71,047	$57,232	$81,084
Ratios to average net assets:[5]
Net investment loss	(0.87)%[3]	(1.23)%	(1.18)%	(1.10)%	(1.01)%
Total expenses[6]	1.51%	1.54%	1.77%	1.85%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.54%	1.62%	1.46%	1.40%
Portfolio turnover rate	76%	99%	103%	143%	134%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.51%
Year Ended October 31, 2011	1.54%
Year Ended October 29, 2010	1.77%
Year Ended October 31, 2009	1.85%
Year Ended October 31, 2008	1.58%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class B	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.97	$9.63	$7.64	$7.51	$13.71
Income (loss) from investment operations:
Net investment loss[2]	(0.20)[3]	(0.22)	(0.17)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	1.22	1.56	2.16	0.26	(4.38)
Total from investment operations	1.02	1.34	1.99	0.13	(4.56)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.64)
Net asset value, end of period	$11.99	$10.97	$9.63	$7.64	$7.51
Total Return, at Net Asset Value[4]	9.30%	13.92%	26.05%	1.73%	(37.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,520	$16,113	$11,066	$11,528	$14,441
Average net assets (in thousands)	$17,369	$15,321	$10,890	$11,863	$20,882
Ratios to average net assets:[5]
Net investment loss	(1.72)%[3]	(2.02)%	(1.97)%	(1.92)%	(1.79)%
Total expenses[6]	2.54%	2.58%	2.88%	2.94%	2.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.32%	2.34%	2.42%	2.29%	2.19%
Portfolio turnover rate	76%	99%	103%	143%	134%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.54%
Year Ended October 31, 2011	2.58%
Year Ended October 29, 2010	2.88%
Year Ended October 31, 2009	2.94%
Year Ended October 31, 2008	2.41%

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	19

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class C	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.02	$9.67	$7.66	$7.53	$13.74
Income (loss) from investment operations:
Net investment loss[2]	(0.20)[3]	(0.22)	(0.17)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	1.22	1.57	2.18	0.26	(4.39)
Total from investment operations	1.02	1.35	2.01	0.13	(4.57)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.64)
Net asset value, end of period	$12.04	$11.02	$9.67	$7.66	$7.53
Total Return, at Net Asset Value[4]	9.26%	13.96%	26.24%	1.73%	(37.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,465	$40,485	$23,583	$18,702	$19,351
Average net assets (in thousands)	$47,571	$35,471	$21,239	$17,362	$23,831
Ratios to average net assets:[5]
Net investment loss	(1.70)%[3]	(1.99)%	(1.93)%	(1.87)%	(1.78)%
Total expenses[6]	2.31%	2.34%	2.57%	2.73%	2.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.29%	2.30%	2.37%	2.23%	2.17%
Portfolio turnover rate	76%	99%	103%	143%	134%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.31%
Year Ended October 31, 2011	2.34%
Year Ended October 29, 2010	2.57%
Year Ended October 31, 2009	2.73%
Year Ended October 31, 2008	2.37%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class N	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.73	$10.24	$8.08	$7.90	$14.25
Income (loss) from investment operations:
Net investment loss[2]	(0.15)[3]	(0.17)	(0.13)	(0.10)	(0.14)
Net realized and unrealized gain (loss)	1.30	1.66	2.29	0.28	(4.57)
Total from investment operations	1.15	1.49	2.16	0.18	(4.71)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.64)
Net asset value, end of period	$12.88	$11.73	$10.24	$8.08	$7.90
Total Return, at Net Asset Value[4]	9.80%	14.55%	26.73%	2.28%	(36.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,456	$15,818	$12,007	$9,141	$8,107
Average net assets (in thousands)	$16,529	$15,322	$10,371	$7,904	$9,889
Ratios to average net assets:[5]
Net investment loss	(1.19)%[3]	(1.47)%	(1.43)%	(1.35)%	(1.27)%
Total expenses[6]	1.82%	1.82%	2.07%	2.24%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.79%	1.86%	1.71%	1.65%
Portfolio turnover rate	76%	99%	103%	143%	134%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.82%
Year Ended October 31, 2011	1.82%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.24%
Year Ended October 31, 2008	1.88%

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class Y	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$12.97	$11.23	$8.78	$8.52	$15.12
Income (loss) from investment operations:
Net investment loss[2]	(0.05)[3]	(0.09)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.43	1.83	2.51	0.30	(4.91)
Total from investment operations	1.38	1.74	2.45	0.26	(4.96)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.64)
Net asset value, end of period	$14.35	$12.97	$11.23	$8.78	$8.52
Total Return, at Net Asset Value[4]	10.64%	15.49%	27.90%	3.05%	(36.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,157	$17,197	$5,914	$3,835	$2,794
Average net assets (in thousands)	$24,900	$13,251	$4,904	$3,294	$3,533
Ratios to average net assets:[5]
Net investment loss	(0.39)%[3]	(0.72)%	(0.61)%	(0.50)%	(0.39)%
Total expenses[6]	1.02%	1.01%	1.04%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.01%	1.04%	0.86%	0.78%
Portfolio turnover rate	76%	99%	103%	143%	134%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	1.04%
Year Ended October 31, 2009	1.02%
Year Ended October 31, 2008	0.96%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Small- & Mid-Cap Growth Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	23

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$20,392,062	$67,854,766

1. As of October 31, 2012, the Fund elected to defer $2,424,506 of late year ordinary losses.

2. As of October 31, 2012, the Fund had $20,392,062 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$20,392,062

3. During the fiscal year ended October 31, 2012, the Fund utilized $3,180,343 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended October 31, 2011, the Fund utilized $8,520,041 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

24	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Reduction to Paid-in Capital	Reduction to Accumulated Net Realized Loss on Investments
$499,899	$499,899

No distributions were paid during the years ended October 31, 2012 and October 31, 2011.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$265,246,525

Gross unrealized appreciation	$71,155,331
Gross unrealized depreciation	(3,300,565)

Net unrealized appreciation	$67,854,766

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,389
Payments Made to Retired Trustees	1,229
Accumulated Liability as of October 31, 2012	9,505

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

26	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service

28	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$67,137,483	$—	$—	$67,137,483
Consumer Staples	13,671,470	—	—	13,671,470
Energy	24,896,980	—	—	24,896,980
Financials	25,516,892	—	—	25,516,892
Health Care	45,303,292	—	—	45,303,292
Industrials	46,826,504	—	—	46,826,504
Information Technology	72,844,750	—	—	72,844,750
Materials	16,478,819	—	—	16,478,819
Telecommunication Services	5,738,842	—	—	5,738,842
Utilities	1,227,740	—	—	1,227,740
Investment Company	13,458,519	—	—	13,458,519

Total Assets	$333,101,291	$—	$—	$333,101,291

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	7,586,508	$100,671,792	9,932,988	$123,370,124
Redeemed	(3,789,319)	(49,175,177)	(5,630,100)	(68,198,559)

Net increase	3,797,189	$51,496,615	4,302,888	$55,171,565

Class B
Sold	629,935	$7,462,170	896,688	$10,067,262
Redeemed	(553,013)	(6,482,314)	(577,019)	(6,434,700)

Net increase	76,922	$979,856	319,669	$3,632,562

Class C
Sold	1,793,814	$21,174,861	2,378,152	$26,710,271
Redeemed	(1,109,682)	(13,039,593)	(1,142,456)	(12,553,213)

Net increase	684,132	$8,135,268	1,235,696	$14,157,058

Class N
Sold	476,690	$6,053,780	744,536	$8,873,609
Redeemed	(470,066)	(5,861,266)	(568,423)	(6,770,113)

Net increase	6,624	$192,514	176,113	$2,103,496

Class Y
Sold	1,714,522	$24,005,546	1,398,568	$18,563,631
Redeemed	(660,011)	(9,223,691)	(598,840)	(7,548,444)

Net increase	1,054,511	$14,781,855	799,728	$11,015,187

4. Purchases and sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$274,665,367	$207,116,554

30	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2012, the Fund paid $816,954 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$625,302
Class N	234,264

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$175,954	$2,574	$28,207	$7,410	$486

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $9,776 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 1, 2012. Effective January 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$36,860
Class B	38,507
Class C	6,404
Class N	5,522

32	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

6. Pending Litigation Continued

breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

34	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Small- & Mid-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid-Cap Growth Fund, including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid-Cap Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	35

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

36	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, the portfolio manager for the

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	37

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap growth funds. The Board noted that the Fund’s one-year and five-year performance was better than its peer group median although its three-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were higher than its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

38	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	41

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

David K. Downes, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2000) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain

42	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Joel W. Motley, Continued	Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Glavin, Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	43

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Ronald J. Zibelli, Jr., Vice President (since 2006) Age: 53	Vice President of the Manager (since May 2006); a Chartered Financial Analyst. Prior to joining the Manager, Managing Director and Small Cap Growth Team Leader at Merrill Lynch Investment Managers (January 2002-May 2006). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 79 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 79 portfolios in the OppenheimerFunds complex.

44	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 79 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 79 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2000) Age: 53	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 79 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	45

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

46	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND	47

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

48	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800. CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0721.001.1012 December 21, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $20,800 in fiscal 2012 and $20,400 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $426,206 in fiscal 2012 and $215,103 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $950 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,424 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $812,630 in fiscal 2012 and $216,053 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small- & Mid-Cap Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/11/2012